Investor Update
March 2007

Proven Performance
•
IPO January 1994
–
Exclusively multifamily
–
Strong public company platform
–
$3 billion total capitalization
•
High quality portfolio
–
Sunbelt region focus
–
137 communities; 39,771 units
–
Average age 14 years
•
Experienced management
–
Strong record of value creation
–
Solid balance sheet position
–
Sophisticated operations
•
Solid returns to shareholders
–
3-year return, 25.5% annual
–
Since IPO, 17.7% annual

Sunbelt region focus:  High growth markets...strong demand performance over the long haul…lower volatility over the long haul…solid pricing upside opportunities
Diversified investment market profile:  Drives more stable operating results and superior risk adjusted performance through full market and economic cycles
Growth through opportunistic acquisitions and value add new development:
Disciplined investment hurdle protocols…lower risks…
realistic underwriting…solid record of creating value in capital deployment
High quality apartment real estate:  Desirable apartment housing catering to largest rental market segment…steady demand and rent performance
Strong, experienced and sophisticated operating platform:  Competitive regional advantages in asset management and property management operations; creating value through technology, capital improvement and aggressive management
Solid track record of creating value with lower volatility
Disciplined Strategy for Creating Value

60.0
50.0
40.0
30.0
20.0
10.0
0.0
5.0
7.4
52.4
35.2
Northeast
Midwest
South
West

Figure 3: Interim Projections: Percent Distribution of Population Growth by Region of the United States, 2000 to 2030

Source: U.S. Census Bureau, Population Division, Interim State Population Projections, 2005

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
18.0
18.6
18.1
17.6
17.0
22.9
22.3
21.8
21.3
20.7
20.0
19.4
36.6
38.2
38.8
37.4
38.0
38.7
22.6
22.9
23.4
23.9
24.3
24.8
25.3
2000
2005
2010
2020
Northeast
Midwest
South
West

Figure 4: Interim Projections: Percent Distribution of Population by Region of the United States, 2000 to 2030

Source: U.S. Census Bureau, Population Division, Interim State Population Projections, 2005

MAA’s investment region
is expected to capture
higher demand for
multifamily housing as
compared to other
regions of the U.S.
MAA’s diversified market
strategy drives lower
volatility and higher risk
adjusted performance results
Focus on High Growth Region

High Growth Markets
Dallas
Atlanta
Houston
Phoenix
Tampa
Orlando
Charleston
Nashville
Austin
Raleigh
Savannah
South Florida
Others…
Stable Income Markets
Columbus
Lexington
Augusta
Columbia
Others…
Growth + Income
Markets
Jacksonville
Melbourne
Birmingham
Memphis
Greenville
Others…
Portfolio Strategy
•
Significant change in market
profile of portfolio over the last
few years; more robust market
profile
•
Captures broad benefits of high
growth region…with lower
volatility and down side
protection
•
Sophisticated operating platform
provides competitive advantages
in markets throughout the region
•
Balance sheet and strong due
diligence team provides ability to
execute an attractive “close”
program…competitive advantage
in many markets
•
More recession resistant
performance…lower volatility

Competitive Edge – Deal Flow
•
Long-term regional focus
–
Extensive broker network
–
Owner relationships
•
Efficient due diligence
–
In-depth market knowledge
–
Highly efficient and thorough
capital assessment program
•
Stronger balance sheet
–
Fewer contingencies
–
Can handle existing debt
•
Developer attraction
–
Multiple phase developments
–
Off market opportunities

MRI
Web Portal
Lease
Revenue
Optimizer
Collections
Management
Resident
Screening
Utilities
Management
Unit Interior
Renovation
Lease
Expiration
Mgmt
On-line
Resident
Solutions
Rent and Fee
Management
Unit Turn
Management
Collection Agency
Integration; real-time
Delinquency reporting
Integrated credit scoring
and background screening;
real-time processing
Utility billing company
integration; vacant
utility real-time cut-off
Detailed tracking of
improvements by unit;
real time price monitoring
Automated guidance for
optimum monthly, weekly
and daily scheduling
On-line leasing, internet
response center, payment
processing, work orders
Yield management;
automated bill-up of fees
and charges
Automated tracking and
monitoring of move-out,
get ready, show and move-in
Training and
Procedures
24/7 training availability;
high degree of control;
on-line procedures
Competitive Edge - Operations
•
Innovative Solutions for
Key Processes
–
Marketing and leasing
–
Payment processing
–
Utility billing integration
–
Vacant utility integration
–
Pricing protocol
–
Lease expiration mgmt
–
Unit turn management
–
Operating expense efficiency
•
Cutting Edge
Technologies
–
Web based property mgmt
–
Yield management platform
–
Web based credit check
–
Web based criminal check
–
Web based leasing
–
Web based payment
process

▪
Struggling lease-up (70%
occupied) at time of acquisition
▪
MAA advantage
▪
Ability to carry asset till
stabilized
▪
Marketing expertise
▪
Extensive market
knowledge
▪
Re-staffed property
▪
Up-graded on site systems
▪
Stabilized property in 9 months
Year Acquired:	2003	Gross Investment:	$40.9M
Units:	501	Current Market Value (6% Cap Rate):	$62.0M
Purchase Price:	$40.5M	Value Created:	$21.1M
Capex-to-Date:	$.4M	Leveraged Return (Cash on Cash IRR):	38%
Lighthouse Court, Jacksonville
Creating Value: Case Study 1

Year Acquired:	1995	Gross Investment:	$12.4M
Units:	400	Current Market Value (6.5% Cap Rate):	$31.4M
Purchase Price:	$9.3M	Value Created:	$19.0M
CapEx-to-Date:	$3.1M	Leveraged Return (Cash on Cash IRR):	33%

▪
Underperforming and
undercapitalized property in
desirable sub-market
▪
Difficult resident profile
▪
MAA advantage
▪
Repositioning expertise
▪
Capital improvement expertise
▪
Repositioned resident profile
▪
Marketing expertise
▪
Repositioned property reputation
▪
Financing expertise (tax-free
bonds)
St. Augustine, Jacksonville
Creating Value: Case Study 2

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007E

FFO/Share
Dividend/Share
A focus on high growth
region
Disciplined investment
practices and capital
deployment
High quality of
earnings
Strong asset management
and property management
platforms
Combine to create more stable performance through down cycles, strong base for performance through up cycles and
higher risk adjusted performance returns through full cycles
Strong and Dependable Results

Solid Internal Growth Prospects
•
Well positioned in high growth region
–
MAA now positioned in seven of the top ten
national markets for job growth and new
household formation over next 10 years
•
Austin, Phoenix, Orlando, Jacksonville,
Tampa, Dallas, Atlanta
–
Muted new supply pressures should continue for
some time
•
Concrete, masonry, doors/windows, finishes,
mechanical, electrical…up an average of
69.6% from 3/02 – 1/07
–
Minimal exposure to condo reversion
–
Single-family pricing has remained stable; not
exposed to a significant correction
•
New yield management pricing platform
expected to drive “out-performance” revenue
growth results
•
Redevelopment initiative across the portfolio
will continue to drive “out performance” rental
increases
•
New web based technology interfaces and
support systems are generating new revenue
and cost efficiency opportunities

Growth Upside - Interior Upgrade
Brentwood Downs
Nashville, TN
49 Units Completed
14% rent increase
Runaway Bay
Charleston, SC
138 Units Completed
36% rent increase

Improving Growth Prospects
•
Acquisition market remains
competitive
•
However, broader market
focus and expanded
product focus will widen
field of opportunity for
securing transactions
•
FL market opportunities
increasing
•
New value-add
development will begin to
make a growing impact in
late ’07 – ’08
•
JV initiative will also
expand growth
opportunities

Three new “value add” new development projects currently
underway. At stabilization new units are projected to deliver
± 7.5% NOI yields and contribute $1.3M FFO
Brier Creek Phase II
Raleigh, NC
200 Units
Construction underway
Initial occupancy 2Q07
Projected stabilization
2Q08
St. Augustine at the Lake II
Jacksonville, FL
124 Units
Construction start 2Q07
Initial occupancy 4Q07
Projected stabilization
3Q08
Copper Ridge
Dallas, TX
216 Units
Construction start 2Q07
Initial occupancy 1Q08
Projected stabilization
1Q09
New “Value Add” Development

Strong Joint Venture Platform
•
Experienced with JV programs
–
Blackstone ’98 – ’01
–
Crow Holdings ’01 – ’04
–
Crow Holdings ’04 – ’06
•
Average IRR’s captured for MAA
range 30% - 38%
•
Opportunity to further “monetize”
and leverage value of deal flow,
asset management and property
management platforms
•
Value add redevelopment program
opportunity

62.5%
60.0%
57.5%
55.0%
52.5%
50.0%
47.5%
45.0%
42.5%
40.0%
1998
1999
2000
2001
2002
2003
2004
2005
2006
Debt/Market Cap
Debt+Pref/Market Cap

Mid-America’s balance sheet has significantly improved over the last few years.
Coverage ratios and capacity are in line with sector averages;
especially when considering lower risk investment and growth strategy.
Solid Balance Sheet Position
•
Leverage (debt + preferred as a
% of gross assets) has been
materially reduced over the last 2
years
•
Added $130MM of debt capacity
in 2006 (total $219MM current
capacity)
•
Agency credit facilities provide
cost efficient and flexible debt
financing
•
Leverage and coverage ratios
now make investment grade
corporate debt program a viable
option

FFO/share
$3.40 - $3.60
(5.1% growth at mid-point)
AFFO/share
$2.77 - $2.97
(11% growth at mid-point)
Guidance for 2007
•
Same store NOI 5% - 6%
•
$28MM new development
•
$6MM redevelopment
•
$150MM core acquisitions
•
$150MM JV acquisitions
•
Long-term value/current
  year “headwind”
–
Transition to net pricing ($.02 –
$.04)
–
Series F Preferred refi ($.02)
–
Lease up, new development ($.09)
–
Asset sales ($.02)
•
Recurring CapEx $.63/share

Real Estate Assets	Mkt. Cap Rate	Amount
High Growth Mkts.	5.50%	$1,758.4
Growth + Income Mkts.	5.75%	$846.8
Steady Income Mkts.	6.25%	$584.7
Lease-up and Development at Cost		$77.0
Other Assets		$54.7
Liabilities		$(1,238.3)
Preferred Stock		$(166.9)
Net Asset Value		$1,916.4
Shares/Units		27,600
Net Asset Value/Share		$69
Net Asset Value
•
Market profile has significantly
transformed over the last few
years; more institutional
•
Asset quality has likewise
significantly improved over
last few years
•
Important to recognize that a
number of “small” markets
posses high investor interest
and very strong performance
dynamics – very much in line
with cap rates in more
traditional institutional markets
•
Sub-market location and
property quality matter when
applying broad market cap
rate metrics

Mid-America Apartment Communities

Apartment REIT Absolute and Relative Implied Cap Rate

	Implied Cap Rate												FFO Multiple			
	Current	2Y	5Y	L.R.	Cur. Prem.	2Y Prem.	5Y Prem.	L.R. Prem.	2Y-Cur	5Y-Cur	L.R.-Cur		Cur. Prem.	L.R. Prem.	Cur-L.R.	
AIV	7.3%	7.5%	8.1%	9.0%	127%	122%	113%	109%	-5%	-14%	-18%	Cheap	-23%	-16%	-7%	Cheap
ASN	5.0%	6.2%	6.8%	8.1%	87%	90%	93%	90%	0%	0%	10%	Expensive	0%	12%	-4%	Cheap
AVB	4.9%	6.2%	7.5%	8.4%	85%	90%	102%	99%	7%	17%	14%	Expensive	28%	14%	14%	Expensive
BRE	5.3%	5.7%	6.4%	7.4%	92%	88%	88%	88%	-4%	-4%	-4%	Cheap	11%	13%	-2%	
CPT	6.1%	6.5%	7.5%	8.0%	106%	101%	102%	105%	-5%	-4%	-1%		-14%	-7%	-6%	Cheap
EQR	5.7%	6.5%	7.3%	8.4%	98%	102%	100%	100%	3%	2%	2%		-5%	-2%	-3%	Cheap
ESS	5.2%	6.1%	6.4%	7.9%	90%	96%	89%	93%	5%	-1%	3%	Expensive	13%	4%	8%	Expensive
HME	7.0%	7.2%	7.8%	8.9%	121%	109%	107%	106%	-12%	-14%	-15%	Cheap	-17%	-7%	-10%	Cheap
MAA	7.4%	7.4%	8.0%	9.3%	128%	115%	111%	111%	-13%	-17%	-17%	Cheap	-28%	-14%	-14%	Cheap
PPS	6.3%	7.2%	7.5%	8.6%	109%	106%	104%	104%	0%	-5%	-5%	Cheap	3%	9%	-6%	Cheap
UDR	5.8%	6.2%	7.2%	8.6%	100%	99%	99%	102%	-1%	-1%	2%		-24%	-11%	-13%	Cheap
Wtd. Avg.	5.8%	6.4%	7.3%	8.4%	-31%											
10-Yr. Treas.	4.6%	4.5%	4.3%	5.1%												
BAA Corp.	6.1%	6.3%	6.8%	7.4%												

Source: Morgan Stanley Research

Apartment REIT Absolute and Relative Implied Price/Unit

	Implied Price/Unit												FFO Multiple			
	Current	2Y	5Y	L.R.	Cur. Prem.	2Y Prem.	5Y Prem.	L.R. Prem.	Cur-2Y	Cur-5Y	Cur-L.R.		Cur. Prem.	L.R. Prem.	Cur-L.R.	
AIV	$85	$71	$61	$52	50%	52%	56%	62%	-2%	-9%	-12%	Cheap	-23%	-16%	-7%	Cheap
ASN	$228	$180	$141	$123	132%	131%	131%	116%	2%	1%	17%	Expensive	0%	12%	-4%	Cheap
AVB	$269	$221	$167	$135	167%	159%	154%	156%	8%	14%	12%	Expensive	28%	14%	14%	Expensive
BRE	$204	$167	$136	$113	118%	122%	126%	126%	-3%	-9%	-9%	Cheap	11%	13%	-2%	
CPT	$120	$100	$79	$61	70%	74%	73%	68%	-4%	-2%	1%		-14%	-7%	-6%	Cheap
EQR	$155	$112	$90	$79	91%	81%	85%	93%	9%	6%	-2%	Cheap	-5%	-2%	-3%	Cheap
ESS	$203	$157	$129	$103	118%	115%	121%	123%	-4%	-5%	-4%	Cheap	13%	4%	8%	Expensive
HME	$121	$96	$84	$64	71%	72%	80%	73%	-1%	-8%	-2%	Cheap	-17%	-7%	-10%	Cheap
MAA	$71	$67	$57	$49	41%	49%	54%	57%	-8%	-13%	-19%	Cheap	-28%	-14%	-14%	Cheap
PPS	$149	$127	$105	$83	86%	93%	96%	105%	-8%	-12%	-19%	Cheap	3%	9%	-6%	Cheap
UDR	$109	$91	$73	$57	63%	67%	66%	65%	-4%	-5%	-2%	Cheap	-24%	-11%	-13%	Cheap
Wtd. Avg.	$171	$138	$108	$87	97%											

Source: Morgan Stanley Research

Relative Valuation Gaps

Exhibit D
Apartment Summary

	Current Mult.	Current Sect. Mult.	Current Premium	Long Run Premium	Valuation Gap
ACC	21.2	22.7	6%	10%	4%
AEC	14.4	22.7	-37%	-26%	-10%
AIV	17.8	22.7	-22%	-16%	-6%
ASN	24.3	22.7	7%	12%	-5%
AVB	28.6	22.7	26%	14%	12%
BRE	25.2	22.7	11%	10%	1%
CPT	19.0	22.7	-16%	-7%	-9%
EDR	17.0	22.7	-25%	-25%	-1%
EQR	22.1	22.7	-3%	-2%	1%
ESS	25.1	22.7	11%	4%	7%
GCT	18.6	22.7	18%	23%	5%
HME	18.3	22.7	-19%	-7%	-12%
MAA	15.6	22.7	-31%	-14%	-17%
PPS	24.4	22.7	7%	9%	-2%
UDR	17.8	22.7	-21%	-11%	-11%

Source: FactSet, Morgan Stanley Research

Exhibit 13
MAA Multiple Relative to the Apt. Average

MAA Mult. / Avg. Apt. Mult.
140%
130%
120%
110%
100%
90%
80%
70%
60%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
12/15/06
1/19/07
2/23/07
MAA
MAA Avg.

Source: Company data, Morgan Stanley Research

Source:  Morgan Stanley Research; Implied Real Estate Values – Valuations Still Stretched on Historical Basis, 3/5/07, and
Monthly Relative Multiple Chartbook, 3/5/07.
Current Pricing Opportunity

Investment Summary
•
Focus on high growth region
•
Proven investment disciplines
•
High quality of earnings
•
Competitive edge in deal flow
•
Redevelopment upside
•
Value add new development
•
Innovative asset management
•
Aggressive property management
•
Proven JV platform & opportunity
•
Strengthened balance sheet
•
Positioned for strong performance
•
MAA is a proven performer
•
Current attractive pricing
opportunity

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995.  Such
forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on Form 10-K and the Company’s
Quarterly Report on Form 10-Q.  The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Safe Harbor Disclosure

End of Presentation